EXHIBIT 21.1



SUBSIDIARIES OF THE COMPANY



Mid Am, Inc.
Bowling Green, Ohio


  A.  Bank Subsidiaries

      1.  Mid American National Bank and Trust Company
          Toledo, Ohio
          Mid Am, Inc. owns 100 percent

          a.  Mid Am NB5, Inc.
              Bowling Green, Ohio
              Mid American National Bank owns 100 percent

              1.  NB5 Financial Services
                  Dublin, Ohio
                  Mid Am NB5, Inc. owns 20 percent

      2.  First National Bank Northwest Ohio
          Bryan, Ohio
          Mid Am, Inc. owns 100 percent

          a.  Defiance Financial Corp.
              Defiance, Ohio
              First National Bank owns 100 percent

              1.  HS and L Financial Agency, Inc.
                  Defiance, Ohio
                  Defiance Financial Corp. owns 100 percent

          b.  MFI Holding Company
              Bryan, Ohio
              First National Bank owns 100 percent

              1.  MFI Insurance Agency, Inc.
                  Archbold, Ohio
                  MFI Holding Company owns 100 percent

      3.  American Community Bank, National Association
          Lima, Ohio
          Mid Am, Inc. owns 100 percent

      4.  AmeriFirst Bank, National Association
          Xenia, Ohio
          Mid Am, Inc. owns 100 percent

      5.  Adrian State Bank
          Adrian, Michigan
          Mid Am, Inc. owns 100 percent

          a.  Mid Am Title Insurance Agency, Inc.
              Adrian, Michigan
              Adrian State Bank owns 100 percent


  B.  Financial Service Subsidiaries

      1.  Mid Am of Michigan
          Grand Rapids, Michigan
          Mid Am, Inc. owns 100 percent

      2.  MFI Investments Corp
          Bryan, Ohio
          Mid Am, Inc. owns 100 percent

      3.  Mid Am Information Services, Inc.
          Bowling Green, Ohio
          Mid Am, Inc. owns 100 percent

      4.  Mid Am Recovery Services, Inc.
          Clearwater, Florida
          Mid Am, Inc. owns 100 percent

      5.  Mid Am Credit Corp.
          Columbus, Ohio
          Mid Am, Inc. owns 100 percent

      6.  Mid Am Private Trust, National Association
          Cincinnati, Ohio
          Mid Am, Inc. owns 100 percent

      7.  Mid Am Capital Trust I
          Wilmington, Delaware
          Mid Am, Inc. owns 100 percent

      8.  Mid Am Financial Services, Inc.
          Carmel, Indiana
          Mid Am, Inc. owns 100 percent

          a.  Simplicity Mortgage Consultants, Inc.
              Marion, Indiana
              Mid Am Financial Services, Inc. owns 100 percent